UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 6, 2012

Express Scripts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20199	43-1420563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO		63121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 314-996-0900

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On February 6, 2012, Express Scripts, Inc. (“Express Scripts”) issued a press release announcing the commencement of a proposed financing transaction. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the proposed financing transaction, Express Scripts provided potential investors with updated unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2011 and for the year ended December 31, 2010. The unaudited pro forma condensed combined financial information is derived from the historical financial statements of Express Scripts and Medco Health Solutions, Inc. (“Medco”), adjusted to give effect to the proposed merger pursuant to which Express Scripts and Medco will each become wholly owned subsidiaries of Aristotle Holding, Inc. and certain related financing transactions. The pro forma adjustments are preliminary and have been made solely for informational purposes. As a result, the pro forma information is not intended to represent and does not purport to be indicative of what the combined company’s financial condition or results of operations would have been had the merger or the related financing transactions occurred at an earlier date. In addition, the pro forma financial information does not purport to project the future financial condition and results of operations of the combined company. The actual results of the combined company may differ significantly from those reflected in the pro forma financial information. The unaudited pro forma condensed combined financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 6, 2012.

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of and for the Nine Months Ended September 30, 2011 and for the Year Ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Express Scripts, Inc.
(Registrant)
By:	/s/ Keith Ebling
Name:	Keith Ebling
Title:	Executive Vice President and General Counsel

Dated: February 6, 2012

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release, dated February 6, 2012.

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of and for the Nine Months Ended September 30, 2011 and for the Year Ended December 31, 2010.